UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: September 14, 2011 (Date of earliest event reported)

Mexco Energy Corporation (Exact name of registrant as specified in its charter)

CO (State or other jurisdiction of incorporation)	0-6694 (Commission File Number)	84-0627918 (IRS Employer Identification Number)

	214 W. Texas Avenue, Suite 1101 Midland, TX (Address of principal executive offices)	79701 (Zip Code)

Registrant's telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2011, the Board of Directors of Mexco Energy Corporation (the “Company”) appointed Kenneth L. Clayton to the Board of Directors effective September 13, 2011.  This appointment increases the total Board count to six members.  Mr. Clayton is expected to stand for election at the 2012 Annual Meeting of Shareholders on September 11, 2012 to serve for a term of one year.

Mr. Clayton, 67, served as Senior Vice-President, managing the trust division of Capital National Bank in Houston and served on various management committees of the bank and its parent company from 1970 through 1984.  Mr. Clayton has practiced law since 1984 and currently serves as President of Fiduciary Resources Company, a company he founded in 1984 to provide business management services to individual executors of decedents’ estates and trustees of testamentary trusts.

The Board has determined that Mr. Clayton is “independent” within the meaning of Section 121A of the American Stock Exchange Company Guide and he has no material relationship or reportable transactions with the Company under Item 404(a) of Regulation S-K.

Mr. Clayton, as a non-employee director, will participate in the standard non-employee director compensation arrangement described in the Company's 2011 proxy statement filed with the SEC on July 27, 2011.

Also on September 13, 2011, the Board of Directors appointed Nicholas C. Taylor to serve as Chairman of the Board and Chief Executive Officer; Thomas Graham, Jr. to serve as Chairman Emeritus and lead independent Director; and, Tammy L. McComic to serve as President and Chief Financial Officer.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company amended Articles II and IX of the Company's By-laws (the "By-laws"), effective as of September 13, 2011, to revise the date of the annual meeting of shareholders to the second Tuesday in September from the previously designated second Thursday in September; to add the office of Chairman to the list of officers and duties; and to revise the duties of the President.  The full text of the By-laws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Articles II and IX thereof is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

Mexco Energy Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on September 13, 2011.  At the Annual Meeting, the Company’s stockholders were requested to (i) elect five directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2012 Annual Meeting of Stockholders and (ii) ratify the Audit Committee of the Board of Directors’ selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.  Each of these items is more fully described in the Company's 2011 proxy statement filed with the SEC on July 27, 2011.

The final results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors:

Nominee	Votes For	Votes Withheld	Votes Abstained
Thomas R. Craddick	1,052,815	59,853	958
Thomas Graham, Jr.	1,058,101	54,667	858
Paul G. Hines	1,106,378	6,290	958
Jack D. Ladd	1,106,371	6,297	958
Nicholas C. Taylor	1,058,168	54,600	858

Proposal 2: Ratification of the Selection of Independent Registered Public Accounting Firm:

	Votes For	Votes Against	Votes Abstained
Grant Thornton LLP	1,454,329	24,550	12,685

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document

3.1	Mexco Energy Corporation By-Laws, Amended as of September 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Date: September 14, 2011	By:	/s/ Tammy McComic
Tammy McComic
President and Chief Financial Officer